                                                                   EXHIBIT 10.41

                                 JETFAX, INC.
                               DEALER AGREEMENT

     THIS AGREEMENT (the "Agreement") is made as of the _____day of _______ 1997, by and between JETFAX, INC., a Delaware corporation with its principal offices at 1376 Willow Road, Menlo Park, CA 94025 U.S.A. ("JetFax"), and ______________________________________ a _______ corporation with its principal offices at ______________ ______________________________________________ (the
"Dealer").

     IN CONSIDERATION of the premises and the mutual covenants herein contained, JetFax and the Dealer hereby agree as follows:

1.   Definitions.
     -----------

     1.1 For purposes of this Agreement, the following terms shall have the meanings set forth below:

          (a) "Products" shall mean the equipment and spare parts and associated peripheral equipment listed on the then current Price List, as amended from time to time. Products may be changed, abandoned or added by JetFax, at its sole discretion. JetFax shall be under no obligation to continue the production of any Products and may make any changes in the design, specifications or materials of the Products.

          (b) "Territory" shall mean that geographic area identified on Exhibit
A.

          (c) "Price" shall mean Dealer's purchase price from JetFax for the Products, as provided in Section 3.

          (d) "Price List" shall mean the JetFax NOMDA dealer product and price list, as amended from time to time by JetFax, prevailing at the time JetFax accepts a Purchase Order from Dealer.

          (e) "Purchase Order" shall mean the written purchase orders by which Dealer orders the Products, as more particularly described in Section 4.

     1.2 Certain other words and phrases are defined or described elsewhere in this Agreement and/or the Exhibits hereto.

     1.3 Wherever used in this Agreement (a) the words "include" or "including" shall be construed as incorporating, also, "but not limited to" or "without limitation", (b)the word "day" means a calendar day unless otherwise specified,
(c) the word "party" means each and every person or entity who is a party to this Agreement, (d) the word "law" (or "laws") means any statute, ordinance, resolution, regulation, code, rule, order, decree, judgment, injunction, mandate or other legally binding requirements of a government entity, (e) the word "notice" shall mean notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and any other written communication contemplated under this Agreement and (f) the words "business day" shall mean any day other than Saturday, Sunday or a day on which commercial banks located in San Francisco, California are required or authorized by law to close.

     1.4 Unless specified to the contrary, references to Sections and/or Exhibits mean the particular Section or Exhibit in or to this Agreement. References to this Agreement shall include this Agreement as varied or modified from time to time by the parties. Unless the context otherwise requires, words in the singular number include the plural and vice versa. All Exhibits hereto are hereby incorporated herein and made a part hereof.

2.   Appointment and Authority of Dealer.
     -----------------------------------

     2.1  Appointment. Subject to the terms and conditions set forth herein,
          -----------
JetFax hereby appoints Dealer as a non-exclusive retail dealer of JetFax Products in the Territory and Dealer hereby accepts such appointment. Dealer's appointment pursuant to this Section 2.1 does not constitute an exclusive grant of any territory or market. JetFax reserves the right to appoint other authorized dealers and resellers and to make direct sales to anyone, at anytime, without notice or liability to Dealer.

     2.2  Retail Sales; Territorial Limitation. Dealer's appointment is as a
          ------------------------------------
retail seller to end-users only, and Dealer shall not sell the Products at wholesale or otherwise for resale without obtaining JetFax's prior written consent. Dealer shall promote, advertise, market, demonstrate, offer and sell the Products only in the Territory, unless Dealer receives JetFax's prior written consent to the contrary.

     2.3  Independent Contractor. The relationship of JetFax and Dealer shall be
          ----------------------
that of independent contractors, and nothing contained in this Agreement shall constitute the parties as partners, joint venturers, employer and employee, or otherwise as agents or participants in a joint undertaking. Dealer shall not create or assume any obligations on behalf of JetFax, and all financial obligations associated with Dealer's business shall be the sole responsibility of Dealer. Dealer shall be solely responsible for, and shall indemnify and hold JetFax free and harmless from, any and all claims, damages or lawsuits (including attorneys' fees and expenses) arising out of the acts of Dealer, its employees or its agents.

3.        Price; Payment.
          --------------

     3.1  Price. Dealer's Price for each of the Products shall be as set forth
          -----
in the Price List in effect upon JetFax's receipt and acceptance of a Purchase Order from Dealer. Dealer shall also pay JetFax a handling fee and rush fee (if applicable) as set forth on the Price List. The difference between the Price and Dealer's selling price shall be Dealer's sole remuneration for sale of the Products. Dealer's Price may (but need not) be subject to volume discounts based on quantity ordered and shipped, and in the event such volume discount is given with respect to an order but fewer units are actually shipped, Dealer will pay JetFax for the differential in Price due to the difference between quantity ordered and quantity actually shipped.

     3.2  Price Modifications. JetFax reserves the right to revise the Price at
          -------------------
any time upon JetFax's publishing of revisions to the Price List. Such revised Prices shall apply to all orders received and accepted after the date of such revision. In the event of any decrease to the Price of any Product, (a) such decreased Price shall apply to all Purchase Orders received and accepted but for which such Products have not been shipped and (b) Dealer shall receive credit for the difference between the then existing and revised Price for any such Product which was shipped during the period thirty (30) days prior to the decrease in Price. Such credit shall in no event give rise to any payment obligation on the part of JetFax but shall only be satisfied by a credit against payment obligations of Dealer arising from future orders (and other than the order under which the Products subject to Price revision were shipped) if any.

     3.3  Taxes. The Price does not include any federal, state or local taxes,
          -----
duties or assessments that may be applicable to the Products, all of which shall be paid by Dealer. When JetFax has the legal obligation to collect such taxes, the appropriate amount shall be added to Dealer's invoice and paid by Dealer, in accordance with the payment terms set forth in this Agreement, unless Dealer provides JetFax with a valid tax exemption certificate authorized by the appropriate taxing authority.

     3.4  Delivery Costs. The Price does not include any freight, insurance,
          --------------
tariffs, duties and other shipping expenses, special packing expenses, imposts and similar charges associated with delivery of the Products to Dealer, all of which shall be the sole responsibility of Dealer.

     3.5  Payment. Dealer shall pay JetFax in full for all Products ordered
          -------
within thirty (30) days after shipment. Payment for the Products shall be made by Dealer in U.S. Dollars by cash, or by such other means as may be agreed upon between the parties. The amount of such payment shall include any additional charges, taxes, fees and other amounts payable by Dealer under this Agreement. Dealer shall at all times maintain a reasonable credit standing with JetFax. If at any time JetFax shall have any reasonable doubt as to Dealer's financial condition or ability to meet its payment or other obligations with respect to amounts outstanding hereunder or amounts associated with any orders placed in accordance with this Agreement, notwithstanding any provision to the contrary contained elsewhere herein, JetFax may, without liability therefor, decline to make any further shipment, except upon receipt from Dealer of cash or security satisfactory to JetFax.

     3.6  Security Interest. Dealer hereby grants to JetFax, and JetFax shall
          -----------------
retain, a purchase money security interest in the Products and their proceeds (including accounts receivable), which security interest shall be superior to any other security interest granted or created by Dealer prior to the date JetFax receives full payment of the purchase price of the Products and shall be a first lien on the Products. Dealer hereby agrees to execute and deliver, and JetFax may file in any appropriate public office, such documents as may be necessary to perfect JetFax's security interest, including Uniform Commercial Code financing statements. Without limitation on the foregoing, Dealer hereby irrevocably appoints JetFax its attorney-in-fact to take any action and execute any instrument necessary or advisable to perfect the security interest granted herein. If Dealer fails to execute a financing statement, a copy of this Agreement may be filed in any appropriate public office in order to protect JetFax's security interest. Until full payment, Dealer shall segregate those Products for which payment is due from other products in Dealer's inventory and shall carry such insurance on the Products as JetFax requires.

     3.7  Late Payment. Dealer shall pay a late charge, at the lesser of one and
          ------------
one-half percent (1-1/2%) per month or the highest rate permitted by applicable law, for any amounts which are not paid in full within the time periods provided until such amounts are paid to JetFax. Late payment is a breach of Dealer's obligations and is grounds for termination of this Agreement by JetFax. In the event Dealer shall fail to make payment when and as due of any amounts due hereunder, notwithstanding any provision to the contrary contained elsewhere herein, JetFax may, without liability therefor, decline to make any further shipment, except upon receipt from Dealer of cash or security satisfactory to JetFax. Exercise by JetFax of its right to decline to make shipment or delivery pursuant to Section 3.5, this Section 3.7 or Section 4.6 shall not excuse, or be deemed a waiver of, Dealer's performance under any term of this Agreement, including the provisions of Section 4.9.

     3.8  Right of Set-Off. JetFax shall have the right to apply any amounts
          ----------------
owed by JetFax (or any person or entity affiliated with JetFax) to Dealer (or any person or entity affiliated with Dealer) in reduction of any amounts due JetFax under this Agreement.

4.   Purchase Terms; Minimum Purchase.
     --------------------------------

     4.1  Purchase Orders. All orders for Products submitted by Dealer shall be
          ---------------
initiated by written purchase orders (each individually a "Purchase Order" and collectively "Purchase Orders") in accordance with Section 4.2, provided, however, Dealer may place an order by fax if a confirming Purchase Order is received by JetFax within ten (10) business days thereafter. No Purchase Order shall be binding until accepted by JetFax in writing, or upon shipment (but in the case of acceptance by shipment, only to the extent of the portion of the order actually shipped). JetFax shall have no liability to Dealer with respect to Purchase Orders that are not accepted.

     4.2  Purchase Order Terms. All Purchase Orders shall state (a) the type,
          --------------------
item number and quantity of the Products ordered, (b) the requested delivery date, (c) the requested location for delivery, (d) the requested method of delivery and (e) that the Products are for resale. Any other terms in Dealer's Purchase Order or acknowledgement are considered deleted and of no force or effect.

     4.3  Rescheduling and Cancellations.
          ------------------------------

          (a)  Dealer may delay delivery under a Purchase Order, provided that
(i) the request for such delay is received by JetFax at least ten (10) business days prior to the scheduled shipment date and (ii) the rescheduled shipment date is not more than thirty (30) days after the scheduled shipment date. Delivery under a Purchase Order may only be rescheduled once. Any additional rescheduling or rescheduling beyond the times permitted will be considered to be a cancellation.

          (b) Dealer may cancel all or any part of a Purchase Order provided that (i) the request for such cancellation is received by JetFax prior to the scheduled shipment date, (ii) in the event the order was subject to volume discounts Dealer will pay JetFax for the differential in Price due to the difference between quantity ordered and quantity actually shipped and (iii) orders canceled will be subject to a cancellation fee (payable by Dealer to JetFax immediately upon cancellation and subject to the provisions of Section 3) calculated as follows:

          Days Before Scheduled   Cancellation Fee (% of
            Shipment Date that    Canceled Purchase Order
          Request is Received            Amount)
          ---------------------   -----------------------
               91 or more              0%
               90 to 31                5%
               30 or less             10%

     4.4  Fulfillment of Orders upon Termination. Upon termination of this
          --------------------------------------
Agreement, JetFax may continue to fulfill, subject to the terms of Section 4, all orders accepted by JetFax prior to the date of termination.

     4.5  Allocation; Delivery Time. JetFax will give careful consideration to
          -------------------------
each order received from Dealer, but JetFax shall have the unqualified right to accept or reject each order as received, or to reduce the quantities of Products which may be ordered by Dealer. Any delivery schedules quoted by JetFax or its employees (whether orally or in writing) are estimates only. Dealer agrees that JetFax shall not be liable for any direct or consequential loss or damage caused by JetFax's failure or inability to make shipment of any Products to Dealer, and Dealer agrees that its sole remedy if Products are not shipped by the requested shipment date is to cancel, by notice, the order without cancellation charges.

     4.6  Dealer Breach. Notwithstanding any prior acceptance by JetFax of a
          -------------
Purchase Order, JetFax shall not be obligated to ship Products if Dealer is in breach of this Agreement at the time of the scheduled shipment.

     4.7  Delivery. All products delivered pursuant to the terms of this
          --------
Agreement shall be packed for shipment in JetFax's standard shipping cartons, marked for shipment to Dealer's address request in the Purchase Order, and delivered to Dealer or its carrier F.O.B. (as that term is defined in Section 2319 of the California Uniform Commercial Code) JetFax's workplace in Menlo Park, California. Title to such Products (except for such portions of the Products as consist of software) and all risk of loss or damage to such Products shall pass to Dealer at the F.O.B. point. In the absence of specific written instructions from Dealer, shipment shall be by a carrier selected by JetFax or as stated on the Price List, but JetFax shall not thereby assume any liability in connection with the shipment. JetFax may make partial shipments of Products which will be separately invoiced. Partial shipments will not affect Dealer's obligation relating to the balance of the Purchase Order.

     4.8  Dealer Inspection/Acceptance; Returns. Dealer shall inspect all
          -------------------------------------
Products promptly following delivery and, within ten (10) days following delivery (the "Inspection Period") shall notify the freight forwarder and JetFax of any claim for damages or shortages. To reject a Product for non-conformity with the specifications set forth in JetFax's documentation for that Product in effect at the time of Dealer's Purchase Order for such Products, Dealer shall notify JetFax, within the Inspection Period, in writing of its rejection and shall promptly return the rejected Product to JetFax, insured, freight prepaid, in its original shipping carton. Any Product not properly rejected within the Inspection Period shall be deemed accepted.

     4.9  Minimum Purchase. Dealer agrees to purchase from JetFax at least the
          ----------------
aggregate quarterly minimum amounts specified on Exhibit B. In the event that Dealer does not satisfy such total minimum requirements for any quarterly period, then JetFax shall be entitled, after ten (10) days written notice to Dealer, to immediately terminate this Agreement if such failure is not remedied within such 10-day notice period.

5.   Additional Obligations of Dealer.
     --------------------------------

     5.1  Promotion. Dealer shall, at its own expense, use its best efforts to
          ---------
promote the retail sale of the Products in the Territory and to develop, promote and maintain the goodwill and reputation of JetFax.

     5.2  Dealer Inventory. Dealer shall at all times maintain inventories of
          ----------------
the Products, including an adequate supply of documentation and software to use with the Products, sufficient to meet the demand of Dealer's customers without unreasonable delays in deliveries to such customers.

     5.3  Finances and Personnel.Dealer shall maintain a net worth and working
          ----------------------
capital sufficient, in JetFax's reasonable judgment, to allow Dealer to perform fully and faithfully its obligation under this Agreement. Dealer shall devote financial resources and technically qualified sales and technical personnel sufficient to market, service and support the Products in the Territory and as otherwise necessary to carry out the obligations and responsibilities of Dealer under this Agreement.

     5.4  Sales Reporting. Dealer shall, at its own expense and consistent with
          ---------------
JetFax sales policies, (a) assist JetFax in assessing customer requirements for the Products in terms of quality, design, functional capability and other features, (b) submit market research information, as reasonably requested by JetFax, regarding competition and changes in the market within the Territory and
(c) provide JetFax a written report by the twentieth (20th) day after the end of each calendar quarter showing, for such quarter, the monthly current inventory levels of Products carried by Dealer and Dealer's sales of Products in the aggregate and by each Product.

     5.5  Marketing Policies, Procedures and Materials.  Dealer's marketing
          --------------------------------------------
policies, procedures and materials (including advertisements) shall at all times meet JetFax's reasonable standards. JetFax shall have the right, at JetFax's option, to require JetFax's prior written consent for all Dealer advertising using any JetFax Trademark (as defined below) and/or Dealer logo prior to publication.

     5.6  Service. Dealer shall establish and maintain suitable facilities for
          -------
the service and repair of all Products in the Territory, whether sold by Dealer or not, and shall use its best efforts to provide effective service at reasonable rates with respect to all such Products. Dealer shall stock an adequate amount of spare parts to perform such service. Dealer shall comply with all rules and regulations issued by JetFax in relation to service of Products.

     5.7  General Conduct. Dealer agrees (a) to conduct business in a manner
          ---------------
that reflects favorably at all times on the Products and the good name, goodwill and reputation of JetFax, (b) to comply with all applicable federal, state and local laws, (c) to maintain liability and other insurance sufficient to protect JetFax against claims arising out of or relating to Dealer's conduct in the sales, installation or service of JetFax Products, (d) to avoid deception, misleading or unethical practices that are or might be detrimental to JetFax or the public, including disparagement of JetFax or its Products, (e) not to publish, employ or cooperate in the use of any misleading or deceptive advertising material and (f) to make no representations, warranties or guarantees to customers or to the trade with respect to the specifications, features or capabilities of Products that are inconsistent with the literature distributed by JetFax. JetFax may from time to time develop reasonable, non-discriminatory criteria and policies with respect to Dealer obligations and Dealer shall implement such criteria and policies.

     5.8  Effect. Without limitation to any other right or remedy hereunder,
          ------
Dealer's failure to comply with any of the obligations set forth in Sections 5.1 through 5.7 shall constitute a material breach of this Agreement, and shall give JetFax the right to terminate this Agreement pursuant to the second and third sentences of Section 12.2.

6.   Additional Obligations of JetFax.
     --------------------------------

     6.1  Product Materials and Parts. JetFax shall provide Dealer with
          ---------------------------
marketing and technical information concerning the Products, service manuals, spare parts and other Product data and materials, as described and for the prices listed on the then current Price List, as amended from time to time.

     6.2  Cooperative Advertising. JetFax may, at JetFax's sole option, offer
          -----------------------
cooperative advertising or other incentives to Dealer in connection with Dealer's promotion of the Products. Such promotion shall be subject to such terms and qualification requirements as specified by JetFax (which may include the prior written approval of promotional materials). Any agreement by JetFax to provide any such promotion once shall not be deemed to imply agreement for any future or continuing promotion beyond the scope of such promotion. JetFax further reserves the right to modify or cancel such promotion immediately upon delivery of written notice to Dealer.

7.   Warranty To Dealer's Customers.
     ------------------------------

     7.1  Standard Limited Warranty. Dealer shall pass on to its customers
          -------------------------
JetFax's standard limited warranty or warranties for the Products, as such warranty or warranties may be amended from time to time by JetFax. JetFax shall not be liable for any other warranties or similar obligation made or given by Dealer. A copy of JetFax's standard limited warranty or warranties in use at the time of this Agreement are attached as Exhibit C.

     7.2  Limitation. EXCEPT FOR THE EXPRESS WARRANTY OR WARRANTIES ACCOMPANYING
          ----------
DELIVERY OF PRODUCTS AND REFERRED TO IN SECTION 7.1, JETFAX GRANTS NO OTHER WARRANTIES, EXPRESS OR IMPLIED, BY STATUTE OR OTHERWISE, REGARDING THE PRODUCTS, THEIR FITNESS FOR ANY PURPOSE, THEIR QUALITY, THEIR MERCHANTABILITY OR OTHERWISE. IN NO EVENT SHALL JETFAX BE LIABLE FOR THE COST OF PROCUREMENT OF SUBSTITUTE GOODS BY THE CUSTOMER OR FOR ANY SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES FOR BREACH OF WARRANTY.

8.   Limitation Of Liability.
     -----------------------

     8.1  No Consequential Damages.   JETFAX SHALL NOT BE LIABLE TO DEALER OR
          ------------------------
TO ANY OTHER PERSON FOR ANY SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES, INCLUDING INJURY OR DAMAGE TO BUSINESS, EARNINGS, PROFITS OR GOODWILL SUFFERED BY DEALER OR ANY OTHER PERSON AND CAUSED DIRECTLY OR INDIRECTLY BY THE PRODUCTS SOLD PURSUANT TO THIS AGREEMENT, UNFILLED ORDERS OR OTHERWISE, EVEN IF JETFAX SHALL HAVE BEEN ADVISED OF THE POSSIBILITY OF THE SAME.

     8.2  Termination. In the event of termination by either party in accordance
          -----------
with any of the provisions of this Agreement, JetFax shall not be liable to Dealer or any other person, because of such termination, for compensation, reimbursement or damages on account of the loss of prospective profits or anticipated sales or on account of expenditures, inventory, investments, leases or commitments in connection with the business or goodwill of Dealer or any other person. Termination shall not, however, relieve either party of obligations incurred prior to termination.

9.   Indemnity.
     ---------

     9.1  Dealer. Dealer shall be solely responsible for, and shall indemnify
          ------
and hold JetFax free and harmless from, any and all claims, damages or lawsuits (including attorneys' fees and expenses) arising out of the acts of Dealer, its employees or agents.

     9.2  Patent, Copyright and Trademark Indemnity.
          -----------------------------------------

          (a) JetFax shall defend, or at its option settle, at its own expense, any claim, suit or proceeding brought against Dealer on the issue of infringement of any United States patent, copyright or trademark by the Products, subject to the limitations herein. JetFax shall be relieved of the foregoing obligation unless Dealer (i) notifies JetFax promptly in writing of such claim, suit or proceeding, and (ii) gives JetFax information and assistance with respect to any such claim, suit or proceeding. If the Products, or any part thereof, are adjudicatively determined to be, or in JetFax's sole opinion may become, the subject of any claim, suit or proceeding for infringement of any United States patent, copyright or trademark, of if the sale or use of the Products, or any part thereof, is enjoined, then JetFax may, at its option and expense, (i) procure for Dealer and its customers the right to sell or use the Products under such patent, copyright or trademark, (ii) replace the Products with other suitable Products or parts, (iii) suitably modify the Products or
(iv) remove the Products and refund the Price paid therefor by Dealer, if any, less a reasonable sum for use and damage. JetFax shall not be liable for any costs or expenses incurred without its prior written authorization.

          (b) Notwithstanding the provisions of Section 9.2(a), JetFax assumes no liability for (i) infringement of patent claims covering completed equipment or any assembly, circuit, combination, method or process in which any of the Products may be used but not covering the Products standing alone, (ii) any trademark infringement involving any marking or branding not applied by JetFax or involving any marking or branding applied at the request of Dealer or (iii) the modification of the

Products, or any part thereof, unless such modification was made by JetFax.

          (c) The foregoing provisions of Section 9.2 state the entire liability and obligations of JetFax and the exclusive remedy of Dealer with respect to any alleged patent, copyright or trademark infringement by the Products or any part thereof.

10.  Property Rights And Confidentiality.
     -----------------------------------

     10.1 Property Rights. Dealer agrees that JetFax owns all right, title, and
          ---------------
interest in the Products subject to this Agreement and in all of JetFax's patents, trademarks, trade names, inventions, copyrights, know-how, and trade secrets relating to the design, manufacture, operation or service of the Products. The use by Dealer of any of these property rights is authorized only for the purposes and to the extent set forth in this Agreement, and upon termination of this Agreement for any reason such authorization shall cease.

     10.2 No Right to Manufacture or Copy. The Products are offered for sale and
          -------------------------------
are sold by JetFax subject in every case to the condition that such sale does not convey any license, expressly or by implication, to manufacture, duplicate or otherwise copy or reproduce any of the Products. Without JetFax's prior written consent Dealer shall not (a) alter, reverse engineer, decompile or disassemble the Products or (b) reproduce any components of the Products.
Dealer shall take appropriate steps with its customers, as JetFax may request, to inform them of and assure compliance with the restrictions contained in this
Section 10.2.

     10.3 Software License. Any software provided with the Products sold
          ----------------
hereunder, including any subsequent improvements, updates, modifications or additions, are furnished to Dealer under a non-transferrable, non-exclusive license for use and sub-license solely in connection with the Products. Dealer shall not provide or otherwise make available the software or any part thereof in any form to any third party, except that Dealer may license software to any purchasers of any Product. Title to and ownership of the software, as well as all maintenance documentation and user documentation, shall at all times remain with JetFax.

     10.4 Confidentiality. Dealer acknowledges that by reason of its
          ---------------
relationship to JetFax hereunder it may have access to certain information and materials concerning JetFax's business, plans, customers, technology and products that is confidential and of substantial value to JetFax, which value would be impaired if such information were disclosed to third parties. Dealer agrees that it will not reveal to third parties or use in any way for its own account any such confidential information of JetFax. Upon request by Dealer, JetFax shall advise whether or not it considers any particular information or materials to be confidential. Dealer shall not publish any technical description of the Products beyond the description published by JetFax.

11.  Trademarks And Trade Names. During the term and subject to the provisions
     --------------------------
of this Agreement (including Section 5.5), Dealer shall have the right to indicate to the public that it is an authorized dealer of JetFax Products and to advertise (within the Territory) such Products under the trademarks, marks, and trade names that JetFax may adopt from time to time ("JetFax Trademarks"). Dealer shall not alter or remove any JetFax Trademark applied to the Products at the factory or otherwise by JetFax. Nothing herein shall grant to Dealer any right, title or interest in JetFax Trademarks. At no time during or after the term of this Agreement shall Dealer challenge or assist others to challenge JetFax Trademarks or the registration thereof or attempt to register any trademarks, marks or trade names confusingly similar to those of JetFax. All representations of JetFax Trademarks that Dealer intends to use shall first be submitted to JetFax for approval of design, color, and other details or shall be exact copies of those used by JetFax. If any JetFax Trademarks are to be used in conjunction with another trademark on or in relation to the Products, then the JetFax Trademark shall be presented equally legibly, equally prominently, and/or greater size than the other but nevertheless separated from the other so that each appears to be a mark in its own right, distinct from the other mark.

12.  Term and Termination.
     --------------------

     12.1 Term. This Agreement shall be effective as of the date first written
          ----
above and shall remain in effect for an initial term of two (2) years from such date, unless sooner terminated as provided herein. At the end of the term, this Agreement shall terminate automatically without notice unless extended by mutual written consent of the parties.

     12.2 Termination. This Agreement may be terminated by either party for any
          -----------
reason, without incurring any liability therefore, by giving the other party written notice ninety (90) days in advance. If either party defaults in the performance of any material provision of this Agreement, then the nondefaulting party may give notice to the defaulting party that if the default is not cured within thirty (30) days the Agreement will be terminated. If the nondefaulting party gives such notice and the default is not cured during such 30-day period, then the Agreement automatically shall terminate at the end of that period.
This Agreement shall terminate, without notice, in the event either party becomes insolvent or unable to pay its debts when due or acknowledges in writing its insolvency or inability to pay its debts or makes an assignment for the benefit of its creditors or files a petition in any bankruptcy, winding-up or reorganization proceeding of which it is subject or has a petition filed against it under any bankruptcy or other law for the relief of debtors.

     12.3 Return of Materials. All trademarks, trade names, patents, copyrights,
          -------------------
designs, drawings, formulas or other data, photographs, samples, literature, and sales aids of every kind shall remain the property of JetFax. Within thirty
(30) days after the termination of this Agreement, Dealer shall prepare all such items in its possession for shipment, as JetFax may direct, at JetFax's expense. Dealer shall not make or retain any copies of any confidential items or information which may have been entrusted to it. Effective upon the termination of this Agreement, Dealer shall cease to use all trademarks, marks, and trade names of JetFax.

     12.4 Survival of Terms. The provisions of Sections 2.3, 3.6, 4.4, 4.6, 7,
          -----------------
8, 9.1, 10, 12.3, 12.4 and the relevant portions of Section 13 shall survive the termination of this Agreement for any reason.

13.  General Provisions.
     ------------------

     13.1 Notices. Any notice required or permitted by this Agreement shall be
          -------
in writing and shall
be sent by telex, fax, or prepaid registered certified mail, return receipt requested, addressed to the other party at the address shown at the beginning of this Agreement or at such other address for which such party gives notice hereunder. Such notice shall be deemed to have been given upon deposit, if by mail, and if by telex or fax, shall be accompanied by a notice by mail within five (5) days.

     13.2 Assignments/Successors. This Agreement shall be binding upon and inure
          ----------------------
to the benefit of the parties, their successors and assigns. Dealer may not transfer or assign its rights or obligations under this Agreement, directly or indirectly, without JetFax's prior written consent.

     13.3 Governing Law and Jurisdiction. This Agreement shall be governed by
          ------------------------------
and construed under the laws of the State of California without regard to the choice of law provisions thereof, except for the security interest in the Products retained by JetFax under Section 3.6 which shall be governed by the laws of the Dealer's jurisdiction. The federal and state courts of California shall have exclusive jurisdiction to adjudicate any dispute arising out of this Agreement. Dealer hereby expressly consents to (a) the personal jurisdiction of the federal and state courts of California, (b) service of process being effected upon it by registered mail sent to the address set forth at the beginning of this Agreement and (c) the uncontested enforcement of a final judgment from such court in any other jurisdiction wherein Dealer or any of its assets are present.

     13.4 Entire Agreement; Amendments; Waiver. This Agreement sets forth the
          ------------------------------------
entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior discussions and negotiations. No modification of or amendment to this Agreement shall be effective unless made in writing signed by the party to be charged. Any waiver under this Agreement must be in writing, and any waiver of one event shall not be construed as a waiver of subsequent events.

     13.5 Force Majeure.  Nonperformance of either party shall be excused to the
          -------------
extent that performance is rendered impossible by strike, fire, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the control and not caused by the negligence of the nonperforming party.

     13.6 Severability. If any provision of this Agreement is held to be invalid
          ------------
by a court of competent jurisdiction, then the remaining provisions shall nevertheless remain in full force and effect. The parties agree to renegotiate in good faith any term held invalid and to be bound by the mutually agreed substitute revisions.

     13.7 Expenses and Costs.  The prevailing party in any action brought by one
          ------------------
party to this Agreement against the other and arising out of the interpretation or performance of this Agreement, including actions to collect amounts owed hereunder, shall be entitled, in addition to any other applicable rights and remedies, to reimbursement for its expenses, including court costs and attorneys' fees and expenses.

     13.8 Counterparts. This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


JETFAX, INC.                      ______________________________
                                         Dealer


By:  _________________________    By:  _________________________
     Name:  Allen Jones                           Name:
     Title: CFO/JetFax, Inc.                      Title:

                                   EXHIBIT A
                                   ---------

                                   TERRITORY

     Territory:
     ----------

                                   EXHIBIT B
                                   ---------

                               MINIMUM PURCHASES

     Quarterly minimum purchases:
     ----------------------------

                                   EXHIBIT C
                                   ---------

                                    JETFAX
                           STANDARD LIMITED WARRANTY
                                      FOR
                                   JETFAX 4


     Subject to the terms hereof, JetFax, Inc. ("JetFax") warrants to the original retail user ("User") all parts of the JetFax 4 ("Product") to be free of defect in material and workmanship for a period of one (1) year or 12,000 prints, whichever comes first, from the date of installation of the Product by an authorized JetFax 4 dealer. JetFax's sole obligation under this warranty shall be the repair, adjustment or replacement, at JetFax's option, of any defective Product parts.

     This warranty shall not apply to any defect or defects resulting from any improper or inadequate maintenance by the User, any unauthorized modification or misuse, any operation outside of the environmental specification for the Product or any improper site preparation or maintenance as described in the JetFax 4 User Manual.

     The foregoing is the only warranty by JetFax with respect to the Product and may only be modified or amended by a written document sighed by an authorized officer of JetFax.

     THE EXPRESS WARRANTY SET FORTH ABOVE IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, BY STATUTE OR OTHERWISE, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THE EXPRESS OBLIGATION SET FORTH ABOVE IS IN LIEU OF ALL OTHER LIABILITIES OR OBLIGATIONS OF JETFAX FOR DAMAGES, INCLUDING WITHOUT LIMITATION FOR ANY LOSS, DAMAGE OR INJURY, DIRECT OR CONSEQUENTIAL, ARISING OUT OF OR IN CONNECTION WITH THE DELIVERY, USE OR PERFORMANCE OF THE PRODUCT, AND IT IS AGREED THAT REPAIR, ADJUSTMENT OR REPLACEMENT AS SET FORTH ABOVE IS THE USER'S SOLE REMEDY FOR SUCH LOSS, DAMAGE OR INJURY. USER FURTHER AGREES THAT JETFAX WILL NOT BE LIABLE FOR ANY LOST PROFITS, LOSS OF BUSINESS OR THE LIKE OR ANY CLAIM OR DEMAND AGAINST SUCH USER BY ANY OTHER PERSON OR ENTITY. IN NO EVENT WILL JETFAX BE LIABLE FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES EVEN IF JETFAX SHALL HAVE BEEN ADVISED OF THE POSSIBILITY OF THE SAME.

     THIS WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS, AND YOU MAY HAVE OTHER RIGHTS WHICH VARY FROM STATE TO STATE.

                                   EXHIBIT C
                                   ---------

                                    JETFAX
                           STANDARD LIMITED WARRANTY
                                      FOR
                                   CONCORDE


     Subject to the terms hereof, JetFax, Inc. ("JetFax") warrants to the original retail user ("User") all parts of the Concorde ("Product") to be free of defect in material and workmanship for a period of ninety (90) days or 9,000 prints, whichever comes first, from the date of installation of the Product by an authorized JetFax Concorde dealer. JetFax's sole obligation under this warranty shall be the repair, adjustment or replacement, at JetFax's option, of any defective Product parts.

     This warranty shall not apply to any defect or defects resulting from any improper or inadequate maintenance by the User, any unauthorized modification or misuse, any operation outside of the environmental specification for the Product or any improper site preparation or maintenance as described in the Concorde User Manual.

     The foregoing is the only warranty by JetFax with respect to the Product and may only be modified or amended by a written document signed by an authorized officer of JetFax.

     THE EXPRESS WARRANTY SET FORTH ABOVE IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, BY STATUTE OR OTHERWISE, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THE EXPRESS OBLIGATION SET FORTH ABOVE IS IN LIEU OF ALL OTHER LIABILITIES OR OBLIGATIONS OF JETFAX FOR DAMAGES, INCLUDING WITHOUT LIMITATION FOR ANY LOSS, DAMAGE OR INJURY, DIRECT OR CONSEQUENTIAL, ARISING OUT OF OR IN CONNECTION WITH THE DELIVERY, USE OR PERFORMANCE OF THE PRODUCT, AND IT IS AGREED THAT REPAIR, ADJUSTMENT OR REPLACEMENT AS SET FORTH ABOVE IS THE USER'S SOLE REMEDY FOR SUCH LOSS, DAMAGE OR INJURY. USER FURTHER AGREES THAT JETFAX WILL NOT BE LIABLE FOR ANY LOST PROFITS, LOSS OF BUSINESS OR THE LIKE OR ANY CLAIM OR DEMAND AGAINST SUCH USER BY ANY OTHER PERSON OR ENTITY. IN NO EVENT WILL JETFAX BE LIABLE FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES EVEN IF JETFAX SHALL HAVE BEEN ADVISED OF THE POSSIBILITY OF THE SAME.

     THIS WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS, AND YOU MAY HAVE OTHER RIGHTS WHICH VARY FROM STATE TO STATE.

                                   EXHIBIT C
                                   ---------

                                    JETFAX
                           STANDARD LIMITED WARRANTY
                                      FOR
                                   JETFAX M5


     Subject to the terms hereof, JetFax, Inc. ("JetFax") warrants to the original retail user ("User") all parts of the JetFax M5 ("Product") to be free of defect in material and workmanship for a period of ninety (90) days from the date of installation of the Product by an authorized JetFax dealer. JetFax's sole obligation under this warranty shall be the repair, adjustment or replacement, at JetFax's option, of any defective Product parts.

     This warranty shall not apply to any defect or defects resulting from any improper or inadequate maintenance by the User, any unauthorized modification or misuse, any operation outside of the environmental specification for the Product or any improper site preparation or maintenance as described in the Jetfax M5 User Manual.

     The foregoing is the only warranty by JetFax with respect to the Product and may only be modified or amended by a written document signed by an authorized officer of JetFax.

     THE EXPRESS WARRANTY SET FORTH ABOVE IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, BY STATUTE OR OTHERWISE, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THE EXPRESS OBLIGATION SET FORTH ABOVE IS IN LIEU OF ALL OTHER LIABILITIES OR OBLIGATIONS OF JETFAX FOR DAMAGES, INCLUDING WITHOUT LIMITATION FOR ANY LOSS, DAMAGE OR INJURY, DIRECT OR CONSEQUENTIAL, ARISING OUT OF OR IN CONNECTION WITH THE DELIVERY, USE OR PERFORMANCE OF THE PRODUCT, AND IT IS AGREED THAT REPAIR, ADJUSTMENT OR REPLACEMENT AS SET FORTH ABOVE IS THE USER'S SOLE REMEDY FOR SUCH LOSS, DAMAGE OR INJURY. USER FURTHER AGREES THAT JETFAX WILL NOT BE LIABLE FOR ANY LOST PROFITS, LOSS OF BUSINESS OR THE LIKE OR ANY CLAIM OR DEMAND AGAINST SUCH USER BY ANY OTHER PERSON OR ENTITY. IN NO EVENT WILL JETFAX BE LIABLE FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES EVEN IF JETFAX SHALL HAVE BEEN ADVISED OF THE POSSIBILITY OF THE SAME.

     THIS WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS, AND YOU MAY HAVE OTHER RIGHTS WHICH VARY FROM STATE TO STATE.